Rydex Capital Partners SPhinX Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                              Dated August 30, 2004

                         9601 Blackwell Road, Suite 500
                               Rockville, MD 20850
                                   888-59RYDEX
                                 (888) 597-9339


                  This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus of Rydex Capital Partners SPhinX Fund (the "Fund"), dated August 30, 2004. This SAI does not include all information that a prospective investor should consider before purchasing shares of beneficial interest ("Shares") of the Fund and investors should obtain and read the prospectus prior to purchasing Shares. A copy of the prospectus may be obtained by writing the Fund at c/o Forum Shareholder Services, LLC, P.O. Box 446, Portland, Maine 04112 or calling 888-59RYDEX (888-597-9339).

                  This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                TABLE OF CONTENTS

                                                                            PAGE

THE FUND .....................................................................1

INVESTMENT POLICIES AND PRACTICES.............................................1

REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF SHARES...................11

MANAGEMENT OF THE FUND.......................................................13

INVESTMENT ADVISORY SERVICES.................................................17

CONFLICTS OF INTEREST........................................................23

TAX ASPECTS..................................................................24

ERISA CONSIDERATIONS.........................................................34

BROKERAGE....................................................................36

VALUATION OF ASSETS..........................................................37

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL..............40

CUSTODIAN....................................................................40

PRINCIPAL HOLDERS OF SECURITIES..............................................40

FISCAL YEAR..................................................................41

FUND ADVERTISING AND SALES MATERIAL..........................................41

PROXY VOTING.................................................................41

FINANCIAL STATEMENTS.........................................................41

Appendix A...................................................................42

                                    THE FUND

                  The Fund is a newly formed Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act") as a non-diversified, closed-end management investment company. Rydex Capital Partners I, LLC ("Rydex" or the "Adviser") serves as the Fund's investment adviser and is responsible for providing day-to-day investment management services to the Fund.

                        INVESTMENT POLICIES AND PRACTICES

                  The Fund's investment objective is to seek investment returns that substantially correlate with the performance of the Standard & Poor's(R) Hedge Fund Index (the "Index") (before Fund expenses). The Index is an investable benchmark that reflects the performance of a select group of hedge fund managers that pursue investment programs that Standard and Poor's has determined represent the range of major investment strategies employed by hedge funds. The Fund pursues its investment objective by investing its assets primarily in private investment funds and other investment vehicles ("Portfolio Funds") that are managed by these managers ("Portfolio Managers") or by investing in financial instruments that provide investment returns that are linked to the performance of the Index (or to one or more components of the Index) ("Index Derivatives"). To the extent practicable, Rydex intends to implement the Fund's investment program by investing the Fund's assets in Portfolio Funds the performance of which is reflected in the Index. The Funds principal investment strategies, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional information regarding the Fund's investment program is set forth below.

FUNDAMENTAL POLICIES

                  The Fund's fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. As defined by the Investment Company Act, the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of securityholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

                  o Issue senior securities, except to the extent permitted by Section 18 of the Investment Company Act or as otherwise permitted by the Securities and Exchange Commission ("SEC").

                  o        Borrow  money,  except  to the  extent  permitted  by
                           Section 18 of the Investment Company Act or as otherwise permitted by the SEC.

                  o Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

                  o Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

                  o Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts.

                  o Invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry or group of related industries; provided, however, that the Fund will invest 25% or more of the value of its total assets in Portfolio Funds except during temporary periods of adverse market conditions affecting Portfolio Funds in which the Fund may invest, but will not invest 25% or more of the value of its total assets in Portfolio Funds (as defined below) that, in the aggregate, have investment programs that focus on investing in any single industry or group of related industries.

                  o        Purchase  or  sell   physical   commodities,   unless
                           acquired as a result of ownership of securities or other instruments.

                  In addition to the above restrictions, the Fund has also adopted the following fundamental policy. The Fund will normally invest at least 80% of the value of its net assets (plus the amount any borrowings for investment purposes) in Portfolio Funds that are managed by the Portfolio Managers and Index Derivatives.

                  With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

                  The Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company
Act) of the Fund's outstanding voting securities.

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

                  As discussed in the prospectus, the Fund will invest primarily in Portfolio Funds whose Portfolio Managers pursue investment strategies that represent the three major investment approaches that Standard & Poor's believes are broadly representative of the hedge fund universe. The Fund may also on occasion retain a Portfolio Manager to manage a designated segment of the Fund's assets (a "Portfolio Account") in accordance with the Portfolio Manager's investment program. Additional information regarding the types of securities and financial instruments in which Portfolio Managers may invest the assets of Portfolio Funds and Portfolio Accounts, and certain of the investment techniques that may be used by Portfolio Managers, is set forth below.

EQUITY SECURITIES

                  The investment portfolios of Portfolio Funds and Portfolio Accounts will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

                  Portfolio Managers generally may invest the assets of Portfolio Funds and Portfolio Accounts in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and earnings prospects. These securities are also susceptible to other risks that are less prominent in the case of the securities of larger companies.

FIXED-INCOME SECURITIES

                  Portfolio Funds and Portfolio Accounts may invest in fixed-income securities. A Portfolio Manager will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive, and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (I.E., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (I.E., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

                  Portfolio Funds and Portfolio Accounts may invest in both investment grade and non-investment grade debt securities (commonly referred to as "junk bonds"). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Portfolio Manager to be of comparable quality.

                  A Portfolio Fund's or Portfolio Account's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

FOREIGN INVESTMENTS

                  Portfolio Funds and Portfolio Accounts may invest in equity and fixed-income securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which Portfolio Funds and Portfolio Accounts may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements. Investments in foreign securities are affected by risk factors generally considered not to be present in the U.S.

                  As a general matter, Portfolio Funds and Portfolio Accounts are not required to hedge against foreign currency risks, including the risk of changing currency exchange rates, which could reduce the value of foreign currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Portfolio Fund or Portfolio Account may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Portfolio Fund's or Portfolio Account's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Portfolio Fund or Portfolio Account for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Portfolio Fund or Portfolio Account anticipates purchasing or selling a foreign security. This technique would allow the Portfolio Fund or Portfolio Account to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Portfolio Fund's or Portfolio Account's existing holdings of foreign securities. There may be, however, imperfect correlation between the Portfolio Fund's or Portfolio Account's foreign securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund's or a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's or Portfolio Fund's investment portfolio.

                  ADRs involve substantially the same risks as investing directly in securities of foreign issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

MONEY MARKET INSTRUMENTS

                  The Portfolio Funds or Portfolio Accounts may invest, during periods of adverse market or economic conditions for defensive purposes, some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers, or may hold cash or cash equivalents in such amounts as Rydex or Portfolio Managers deem appropriate under the circumstances. The Portfolio Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. At any time, the Fund may invest directly in money market instruments or shares of money market funds, or hold cash for liquidity purposes. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS

                  Repurchase agreements are agreements under which the Fund, a Portfolio Fund or Portfolio Account purchases securities from a bank that is a member of the Federal Reserve System, a non-U.S. bank or a securities dealer that agrees to repurchase the securities from the purchaser at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund, Portfolio Fund or Portfolio Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund, Portfolio Fund or Portfolio Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to non-U.S. law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

REVERSE REPURCHASE AGREEMENTS


                  Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Portfolio Fund or Portfolio Account. Reverse repurchase agreements are a form of leverage which also may increase the volatility of a Portfolio Fund's or Portfolio Account's investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

                  Portfolio Funds and Portfolio Accounts may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. Some of these techniques involve the use of derivative transactions. The techniques Portfolio Funds and Portfolio Accounts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Portfolio Funds or Portfolio Accounts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Portfolio Fund or Portfolio Account may suffer losses as a result of its hedging activities.

                  DERIVATIVES. Portfolio Funds and Portfolio Accounts may engage in transactions involving securities options, futures (including options on futures) and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Portfolio Funds and Portfolio Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

                  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could result in a significant loss that would have a large adverse impact on a Portfolio Fund's or Portfolio Account's performance.

                  If a Portfolio Fund or Portfolio Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio Fund's or Portfolio Account's return or result in a loss. A Portfolio Fund or Portfolio Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio Fund or Portfolio Account were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

                  OPTIONS AND FUTURES. The Portfolio Managers may utilize securities options (including options of futures) and futures contracts. They also may use so-called "synthetic" options (notional principal contracts with characteristics of an OTC option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Transactions in these instruments may be effected on securities or commodities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When
transactions  are  effected   over-the-counter   or  negotiated   directly  with
counterparties, a Portfolio Fund or Portfolio Account bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. These instruments also may be illiquid and, in such cases, a Portfolio Manager may have difficulty closing out its position. Over-the-counter options and synthetic options purchased and sold by Portfolio Funds and Portfolio Accounts may include options on an index of securities or on baskets of specific securities.

                  The Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund or Portfolio Account owns the underlying security. The sale of such an option exposes a Portfolio Fund or Portfolio Account during the term of the option to the possible loss of the opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's or Portfolio Account's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Portfolio Funds and Portfolio Accounts need not be covered.

                  A Portfolio Fund or Portfolio Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund or Portfolio Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily effect a similar "closing sale transaction," which involves liquidating the position by selling the option previously purchased, although the Portfolio Manager could exercise the option should it deem it advantageous to do so.

                  Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

                  The Fund has claimed an exclusion from the term commodity pool operator ("CPO") pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"). Therefore, the Fund is not subject to registration or regulation as a CPO under the CEA.

                  Portfolio Funds and Portfolio Accounts may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Non-U.S. markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Non-U.S. markets, however, may have greater risk potential than domestic markets. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on non-U.S. exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodities exchanges, trading on non-U.S. commodities exchanges is not regulated by the CFTC.

                  Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit fluctuation in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio Fund or Portfolio Account to substantial losses.

                  Successful use of futures also is subject to a Portfolio Manager's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

                  Some or all of the Portfolio Managers may purchase and sell stock index futures contracts for a Portfolio Fund or Portfolio Account. A stock index future obligates a Portfolio Fund or Portfolio Account to pay, or entitles it to receive, an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

                  Some or all of the Portfolio Managers may purchase and sell interest rate futures contracts for a Portfolio Fund or Portfolio Account. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

                  Some or all of the Portfolio Managers may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

                  OPTIONS ON SECURITIES INDICES. Some or all of the Portfolio Managers may purchase and sell for the Portfolio Funds and Portfolio Accounts call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indices will be subject to the Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the prices of individual stocks.

                  WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

                  SWAP AGREEMENTS. The Portfolio Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of Portfolio Funds and Portfolio Accounts. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a "basket" of securities representing a particular index, industry or industry sector. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

                  Most swap agreements entered into by a Portfolio Fund or Portfolio Account would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund's or Portfolio Account's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's or Portfolio Account's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

                  To achieve investment returns equivalent to those achieved by a Portfolio Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear.

LENDING PORTFOLIO SECURITIES

                  A Portfolio Fund or Portfolio Account may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio Fund or Portfolio Account continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio Fund or Portfolio Account an opportunity to earn interest on the amount of the loan and on the collateral it receives from borrowers of the securities. A Portfolio Fund or Portfolio Account generally will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Portfolio Fund or Portfolio Account might experience risk of loss if the institution with which it has engaged in a securities loan transaction breaches its agreement with the Portfolio Fund or Portfolio Account.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

                  To reduce the risk of changes in securities prices and interest rates, a Portfolio Fund or Portfolio Account may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Portfolio Fund or Portfolio Account enters into the commitment, but the Portfolio Fund or Portfolio Account does not make payment until it receives delivery from the counterparty. After a Portfolio Fund or Portfolio Account commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

                  Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way (I.E., appreciating when interest rates decline and depreciating when interest rates rise), based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Portfolio Fund or Portfolio Account to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Portfolio Fund or Portfolio Account is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Portfolio Fund or Portfolio Account. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund or Portfolio Account on a forward basis will not honor its purchase obligation. In such cases, the Portfolio Fund or Portfolio Account may incur a loss.

CONVERSION INTO A FEEDER FUND

                  The Board may convert the Fund in the future into a feeder fund in a master-feeder fund structure without approval of the Fund's shareholders (the "Shareholders"). It is uncertain whether the Fund will convert into a feeder fund in the future and doing so may require certain regulatory approvals. As a feeder fund, the Fund would seek to achieve its investment objective by investing all of its assets in the securities of a single master fund with substantially the same investment objective, strategies and restrictions as the Fund. If the Fund were to convert into a feeder fund, the Fund's interest in the securities owned by the master fund would be indirect, unlike other investment companies that typically acquire and manage their own portfolio of securities directly. In addition to selling its securities to the Fund, the master fund would be able to sell its securities directly to other affiliated and non-affiliated investors and to other feeder funds. The returns experienced by investors in the Fund, direct investors in the master fund, and other feeder funds that invest in the master fund may differ. Moreover, redemption or repurchase of the shares of the master fund by direct investors and other feeder funds may alter the master fund's holdings, which could adversely affect the Fund.

           REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF SHARES

REPURCHASE OFFERS

                  As discussed in the prospectus, offers to repurchase Shares will be made by the Fund at such times and on such terms as may be determined by the Board of Trustees of the Fund (the "Board"), in its sole discretion in accordance with the provisions of applicable law. In determining whether the Fund should repurchase Shares pursuant to written tenders, the Board will consider the recommendations of Rydex. The Board also will consider various factors, including but not limited to those listed in the prospectus, in making its determinations. While there is no guarantee that offers to repurchase Shares will be made, Rydex expects to recommend to the Board to make offers to repurchase Shares by the Fund approximately four times a year.

                  The Board will cause the Fund to make offers to repurchase Shares pursuant to written tenders only on terms it determines to be fair to the Fund and to all Shareholders. When the Board determines that the Fund will repurchase Shares, notice will be provided to each Shareholder describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. Shareholders who are deciding whether to tender their Shares during the period that a repurchase offer is open may ascertain an estimated net asset value from Rydex during such period. If a repurchase offer is oversubscribed by Shareholders who tender Shares for repurchase, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. In addition, a shareholder who tenders for repurchase only a portion of Shares it holds will be required to maintain a minimum balance of $15,000, as of the repurchase date. The Fund has the right to reduce the amount of Shares to be repurchased from a shareholder so that the required minimum balance is maintained.

                  As discussed in the prospectus, the Fund will issue notes to tendering Shareholders in connection with the repurchase of Shares. Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or
(iii) interests in Portfolio Funds that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the notes issued by the Fund in connection with the repurchase offer.

                  A repurchase fee equal to 1.0% (the "Repurchase Fee") of the value of shares repurchased by the Fund will apply if the date as of which the Shares are valued for purposes of repurchase is less than one year following the date of shareholder's purchase of the Shares (for this purpose, the first Shares purchased by an investor will be deemed to be the first Shares sold by the investor (i.e, it will be determined on a first-in, first-out basis)). The repurchase fee, if applicable, will be payable to the Fund and deducted before payment of the proceeds of the repurchase to the Shareholder.

                  Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than Rydex would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. Rydex intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

                  The Fund's Declaration of Trust (the "Declaration of Trust") provides that the Fund will be dissolved if the Shares of any Shareholder that has submitted a written request for repurchase of its Shares have not been repurchased by the Fund within a period of two years after the Shareholder's request; provided, however, that dissolution will not be required if the Fund is unable to repurchase a Shareholder's Shares as a result of regulatory restrictions that prevent the Fund from fulfilling a repurchase request.

MANDATORY REDEMPTIONS

                  As noted in the prospectus, the Fund has the right to redeem Shares (or portion thereof) of a Shareholder or any person acquiring Shares (or portion thereof) from or through a Shareholder under certain circumstances, including if:

                  o ownership of a Share by a Shareholder or other person will cause the Fund or Rydex to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

                  o continued ownership of the Share may be harmful or injurious to the business or reputation of the Fund, Rydex or the Board, or may subject the Fund or any Shareholders to an undue risk of adverse tax or other fiscal consequences;

                  o any of the representations and warranties made by a Shareholder in connection with the acquisition of the Share was not true when made or has ceased to be true; or

                  o it would be in the best interests of the Fund to repurchase the Shares or a portion thereof.

                             MANAGEMENT OF THE FUND
BOARD OF TRUSTEES

                  The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Advisory Agreement (defined below), is the responsibility of the Board. The number of trustees of the Fund is currently set at four (each, a "Trustee" and collectively, the "Trustees"). The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth below.

                  One of the Trustees is deemed to be an "interested person" of the Fund, as defined by the Investment Company Act, because he is an officer and employee of Rydex or its affiliates. Each Trustee and officer of the Fund was appointed on March 25, 2003, except for Ms. Haigney, Mr. Bonos and Ms Edgar. Ms. Haigney was appointed November 11, 2003, Mr. Bonos was appointed on December 16, 2003 and Ms. Edgar was appointed on May 18, 2004. Trustees will each serve an indefinite term of office and officers of the Fund will be elected annually.


-------------------------- ------------ ------------ ------------------------- --------------- ---------------------
                                                                                 NUMBER OF
                                                                               FUNDS IN FUND
                           POSITION(S)                                            COMPLEX
 NAME, ADDRESS AND YEAR     HELD WITH    LENGTH OF    PRINCIPAL OCCUPATIONS     OVERSEEN BY    OTHER DIRECTORSHIPS
        OF BIRTH              FUND      TIME SERVED  DURING THE PAST 5 YEARS      TRUSTEE        HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
John Demaret               Trustee      March 2003   Retired.                        1         Rydex Global
c/o Rydex Capital                                                                              Advisors:
Partners                                                                                       Rydex Series Funds
4601 Blackwell Rd.                                                                             Rydex Dynamic Funds
Suite 500                                                                                      Rydex ETF Funds
Rockville, MD  20850                                                                           Rydex Variable Funds
Born: February 17, 1940
--------------------------------------------------------------------------------------------------------------------
Werner E. Keller           Trustee      March 2003   Retired (since 2001);           1         N/A
c/o Rydex Capital                                    Chairman Centurion
Partners                                             Capital Management (a
4601 Blackwell Rd.                                   Registered Independent
Suite 500                                            Advisor) (1991 - 2001).
Rockville, MD  20850
Born: June 27, 1940



--------------------------------------------------------------------------------------------------------------------
Thomas F. Lydon Jr.        Trustee      March 2003   President of Global             1         Director U.S.
c/o Rydex Capital                                    Trends Investments (a                     Global Investors
Partners                                             Registered Independent                    Inc. (since 1997).
4601 Blackwell Rd.                                   Advisor) (since 1996                      Chariman,
Suite 500                                                                                      Make-A-Wish
Rockville, MD  20850                                                                           Foundation of
Born: January 6, 1960                                                                          Orange County
                                                                                               (since 1999)


--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                                                               FUNDS IN FUND
                           POSITION(S)                                            COMPLEX
 NAME, ADDRESS AND YEAR     HELD WITH    LENGTH OF    PRINCIPAL OCCUPATIONS     OVERSEEN BY    OTHER DIRECTORSHIPS
        OF BIRTH              FUND      TIME SERVED  DURING THE PAST 5 YEARS      TRUSTEE        HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
"INTERESTED" TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Michael P. Byrum           Trustee      March 2003   President Rydex Capital         1         NONE
c/o Rydex Capital          and                       Partners, Vice
Partners                   President                 President of Rydex ETF
4601 Blackwell Rd.                                   Trust (since 2002);
Suite 500                                            Vice President of Rydex
Rockville, MD  20850                                 Series Funds (since
Born: July 2, 1970                                   1997); Vice President
                                                     of the Rydex Dynamic
                                                     Funds (since 1999);
                                                     Executive Vice President
                                                     and Senior Portfolio
                                                     Manager of PADCO
                                                     Advisors, Inc.
                                                     (investment adviser)
                                                     (since 1993); Executive
                                                     Vice President and Senior
                                                     Portfolio Manager of
                                                     PADCO Advisors II, Inc.
                                                     (investment adviser)
                                                     (since 1996); Secretary
                                                     of Rydex Distributors,
                                                     Inc. (since 1996);
                                                     Investment
                                                     Representative, Money
                                                     Management Associates,
                                                     (registered investment
                                                     adviser) (from 1992 to
                                                     1993).
--------------------------------------------------------------------------------------------------------------------


OFFICERS
--------------------------------------------------------------------------------------------------------------------
Carl G. Verboncoeur        Vice         March 2003   Vice President and             N/A        N/A
9601 Blackwell Rd.         President                 Treasurer of the Rydex
Suite 500                                            ETF Trust (since 2002);
Rockville, MD 20850                                  Vice President and
Born: November 23, 1952                              Treasurer of Rydex
                                                     Series Funds (since
                                                     1997); Vice President and
                                                     Treasurer of Rydex
                                                     Variable Trust, (since
                                                     1998); Vice President and
                                                     Treasurer of Rydex
                                                     Dynamic Funds (since
                                                     1999); Executive Vice
                                                     President of Rydex Fund
                                                     Services, Inc. (since
                                                     2000); Vice President of
                                                     Rydex Distributors, Inc.,
                                                     (since 1997); Senior Vice
                                                     President, Crestar Bank,
                                                     (from 1995 to 1997) and
                                                     Crestar Asset Management
                                                     Company (registered
                                                     investment adviser (from
                                                     1993 to 1995); Vice
                                                     President of Perpetual
                                                     Savings Bank (from 1987
                                                     to 1993).

--------------------------------------------------------------------------------------------------------------------
Joanna M. Haigney          Secretary    November     Secretary of Rydex             N/A        N/A
Rydex Capital Partners                  2003         Capital Partners,
9601 Blackwell Road                                  (since 2003); Assistant
Suite 500                                            Secretary of Rydex
Rockville, MD  20850                                 Series Funds, (since
Born: October 10, 1966                               2000); Assistant
                                                     Secretary of Rydex
                                                     Variable Trust, (since
                                                     2000); Assistant
                                                     Secretary Rydex ETF
                                                     Trust, (since 2003);
                                                     Vice President of
                                                     Compliance of Rydex
                                                     Fund Services, Inc.,
                                                     (since 2000); Assistant
                                                     Secretary of Rydex
                                                     Dynamic Funds, (since
                                                     2000); Assistant
                                                     Secretary of Rydex
                                                     Distributors, Inc.,
                                                     (since 2000); Vice
                                                     President Fund
                                                     Administration, Chase
                                                     Global Funds Services
                                                     Co., a division of
                                                     Chase Manhattan Bank
                                                     NA, (from 1994 to 1999.


--------------------------------------------------------------------------------------------------------------------
Nick Bonos                 Treasurer    December     Senior Vice President          N/A        N/A
Rydex Capital Partners     and          2003         of Rydex Fund Services,
9601 Blackwell Road        Principal                 Inc. (Fund's
Suite 500                  Financial                 Distributor) (since
Rockville, MD  20850       Officer                   2003); Vice President
Born: May 30, 1963                                   of Accounting, Rydex
                                                     Fund Services, Inc.
                                                     (2000 to 2002); Vice
                                                     President - Mutual Fund
                                                     Services, State Street
                                                     Corp. (1997 to 1999).
--------------------------------------------------------------------------------------------------------------------
Carlyn Edgar               Assistant    2004 to      Senior Analyst, Fund           N/A        N/A
Citigroup Global           Treasurer    present      Administration, Citigroup
Transaction Services                                 since
Two Portland Square                                  2003; Manager, Client
Portland, ME 04101                                   Reporting, Forum
Born: 1972                                           Financial Group, LLC (a
                                                     fund services company
                                                     acquired by Citigroup in
                                                     2003) 2001 to 2003;
                                                     Senior Compliance
                                                     Specialist, Forum
                                                     Financial Group, LLC,
                                                     2000 to 2001;Tax
                                                     Operations Consultant,
                                                     Forum Financial Group,
                                                     LLC, 1999 to 2000;Audit
                                                     Manager, Financial
                                                     Services, Berry, Dunn,
                                                     McNeil & Parker, CPAs
                                                     1999 and prior.

--------------------------------------------------------------------------------------------------------------------


COMMITTEES

                  The Board of Trustees has a standing Audit Committee currently consisting of Messrs. Demaret, Keller, and Lydon. The principal functions of the Fund's Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent auditors, (ii) to meet separately with the independent auditors (and counsel for Trustees who are not deemed to be "interested persons" of the Fund) ("Independent Trustees") and review the scope and anticipated costs of the audit and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection.

                  The Board of Trustees has a standing Valuation Committee currently consisting of Messrs. Demaret, Keller, and Lydon. The principal function of the Valuation Committee is to oversee the Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Rydex.

COMPENSATION

                  The following table shows compensation expected to be paid to the Independent Trustees for the current fiscal year:

                                                                                    Total Compensation from Fund and
          Name and                              Aggregate Compensation from                   Fund Complex
     Position with Fund                                  the Fund*                       (as of March 31, 2004)
-------------------------                      -----------------------------       ----------------------------------

Michael P. Byrum                                            $0                                     $0
John Demaret                                              $6,000                                $87,000**
Werner E. Keller                                          $6,000                                 $6,000
Thomas F. Lydon, Jr.                                      $6,000                                 $6,000

* Estimated for the fiscal year ending March 31, 2004, assuming a full year of operation
** Mr. Demaret is also a Trustee of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust.


                  Trustees who are not employees of Rydex or any of its affiliates are paid by the Fund a fee of $1,500 per meeting of the Board or any committee thereof. Such Trustees are reimbursed by the Fund for their reasonable travel and out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund. Trustees employed by Rydex or any of its affiliates, and the officers of the Fund do not receive any compensation from the Fund.

                  The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2003.

                                                                                  Aggregate Dollar Range of Equity
                                                                                    Securities in All Registered
                                                                                  Investment Companies Overseen by
                                         Dollar Range of Equity Securities in      Trustee in Family of Investment
            Name of Trustee                            the Fund                               Companies
---------------------------------      ---------------------------------------  -------------------------------------
Michael P. Byrum                                        $25,000                             over $100,000
John O. Demaret                                           $0                                over $100,000
Werner E. Keller                                          $0                                over $100,000
Thomas F. Lydon, Jr.                                      $0                              less than $50,000

                  No Trustee who is not an interested person of the Fund owns beneficially or of record any security of the Fund or Rydex or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Fund or Rydex.

                          INVESTMENT ADVISORY SERVICES
THE INVESTMENT ADVISER

                  Rydex serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Board.

                  The managing member of Rydex is Rydex Partners I, LLC, which in turn is wholly owned by PADCO Advisors II, Inc., a Maryland corporation that is a registered investment adviser of Rydex Distributors, Inc., is the distributor of the Fund's shares. The voting common stock of the Advisor is held predominantly by a trust established by the late Albert P. Viragh, Jr., the founder of the Advisor, for the benefit of members of his family (the "Viragh Family Trust"). Prior to his death in December 2003, Mr. Viragh controlled the Viragh Family Trust. Upon Mr. Viragh's death, control of the Viragh Family Trust transferred to its trustees. This change in control of the Viragh Family Trust resulted in the termination of the investment advisory agreement pursuant to relevant provisions of the 1940 Act. Therefore, shareholders of the Trust were required to approved a new advisory agreement in order for the Advisor to continue to serve as investment adviser. Shareholders approved the new investment advisory agreement at a shareholder meeting help on April 30, 2004.

                  During the period between the termination of the old investment advisory agreement (the "Old Agreement") and the approval of the new agreement (the "New Agreement") by shareholders (the "Interim Period"), the Advisor continued to provide investment advisory services to the Funds pursuant to an interim agreement between the Advisor and the Fund that was approved by the Board at a special meeting it held shortly after Mr. Viragh's death (the "Interim Agreement"). The Interim Agreement was identical in all material respects - including fees to be paid to the Advisor - to the Old Agreement, except for the time periods covered by the agreements.

                  Rydex  is an  affiliate  of PADCO  Advisors,  Inc.  and  PADCO
Advisors II, Inc., which conduct their businesses under the name Rydex Investments. Rydex Investments is the sponsor of an innovative financial services firm with 36 open-end flexible investment products designed for a variety of market conditions. Rydex Investments' 17 sector funds offer pure exposure to industry sectors, giving investors the ability to take advantage of a particular market sector oat a given time. Rydex Investments exchange traded fund, S&P Equal Weight ETF tracks an equal weighted S&P 500 Index through measured performance in equal components of the 500 stocks of the SPX, rebalancing on a quarterly basis. Its flagship portfolio, Rydex Nova Fund, was the first leveraged benchmark fund available to the public. Rydex Investments through its affiliate, Rydex Capital Partners, offers a closed-end fund based on the S&P Hedge Fund Index. Rydex Investments directly and indirectly through its affiliates, manages over 12 billion in assets as of March 31, 2004 across its mutual fund, variable annuity and sub-advisory businesses.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT

                  The original Investment Advisory Agreement was approved by the Board (including a majority of the Independent Trustees), at a meeting held in person on March 25, 2003, and was approved on March 25, 2003 by Rydex as the Fund's sole initial Shareholder. In connection with its consideration of the approval of the Investment Advisory Agreement, the Board requested, received and reviewed, information regarding the Investment Advisory Agreement and relevant materials furnished by Rydex. These materials included oral presentations and written information regarding Rydex and its management, history, qualifications, personnel, operations and financial condition and other pertinent information. The Board evaluated the ability of Rydex to provide services of the nature, quality and scope of the services expected to be required by the Fund. In addition, the Board considered the terms of the Investment Advisory Agreement in comparison to the investment advisory arrangements of other investment companies; particularly, with respect to the level of fees, and considered the benefits to Rydex and its affiliates of its relationship with the Fund. The Board reviewed the backgrounds and experience of the key personnel who would provide investment advice to the Fund, including their biographies contained in the Fund's prospectus and the adviser's Form ADV, and the commitment of Rydex to provide administration and management functions to the Fund.

                  In addition to the foregoing, the Board considered Rydex's financial stability, its experience and reputation, and its ability to retain and attract qualified personnel to provide services to the Fund. As part of its review, the Board evaluated the potential benefits, detriments and costs to the Fund and its shareholders of entering into the Investment Advisory Agreement, and determined that the Fund and its shareholders would likely benefit from the services to be provided by Rydex. Specifically, the Board noted: (i) Rydex's reputation for adherence to index-oriented strategies and the ability of the Fund to benefit from Rydex's experience in advising Funds with indexing strategies; (ii) that Rydex and its affiliates had assets under management of over $12 billion as of March 31, 2004, indicating that Rydex is financially stable and capable of providing high quality services to the Fund; (iii) Rydex has entered into a licensing agreement with PlusFunds that would facilitate the Fund's ability to track the Index; (iv) Rydex appeared committed to the success of the Fund over the long term, as indicated by Rydex's investment of substantial amounts of time and money in researching issues related to and establishing the Fund and its retention of qualified personnel; and (v) Rydex's personnel who would provide services to the Fund on behalf of Rydex, including Rydex's compliance personnel who would monitor compliance with the Fund's investment program and with legal and regulatory requirements, appeared to be qualified and to possess the level of sophistication necessary to properly advise the Fund, to understand its investments and to implement its investment program. In addition, the Board determined that the level of fees proposed to be paid by the Fund to Rydex in consideration for its services, compared favorably to (were generally lower than) the fees charged by advisers of comparable funds, especially in light of Rydex's bearing the cost of licensing various rights and services from PlusFunds and Rydex's having entered into the Expense Limitation Agreement (described below).

                  Based upon its review and consideration of all factors presented to it and deemed relevant by the Board, the Board, including each of the Independent Trustees, approved the Investment Advisory Agreement.

THE INVESTMENT ADVISORY AGREEMENT

                  Pursuant to the terms of the New Agreement that was approved by shareholders at a shareholder meeting held on April 30, 2004, Rydex is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day investment management services.

                  In consideration of the investment advisory services provided by Rydex, the Fund pays Rydex a fee (the "Advisory Fee") computed and paid monthly in advance at the annual rate of 1.75% of the value of the Fund's nets assets determined as of the beginning of each month. The Advisory Fee is in addition to the fees charged by the Portfolio Funds. A portion of the Advisory Fee will be refunded to the Fund in the event that the Investment Advisory Agreement is terminated at any time other than the end of a month in a pro rata amount based on the number of days remaining in the month.


                  The Investment Advisory Agreement has an initial term expiring two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by Rydex. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the Investment Company Act and the rules thereunder.

                  The Investment Advisory Agreement provides that Rydex will not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance by Rydex of its duties under the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Rydex or any of its officers, directors, employees or agents in the performance of their duties under the Investment Advisory Agreement, or from reckless disregard by Rydex of its obligations and duties under the Investment Advisory Agreement. The Investment Advisory Agreement also provides for indemnification by the Fund of Rydex and each of Rydex's officers, directors, employees or agents against any liabilities and expenses reasonably incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of their duties under the Investment Advisory Agreement. Indemnification is available only to the extent the loss, claim, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Investment Advisory Agreement.

                  Rydex and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement"). Pursuant to the terms of the Expense Limitation Agreement, Rydex will waive its fees or pay or absorb the ordinary operating expenses of the Fund (including expenses associated with the organization and initial offering of the Fund) to the extent necessary to limit the ordinary operating expenses of the Fund to 1.95% per annum of the Fund's average monthly net assets (the "Expense Limitation"). The Expense Limitation may not be modified or eliminated except with approval of the Board. Ordinary operating expenses do not include, interest expense, taxes, brokerage, commission, indirect fees resulting from the Fund's investment in Portfolio Funds and extraordinary expenses. This expense limitation may not be modified or eliminated except with approval of the Board. The Expense Limitation Agreement will automatically terminate if Rydex (or an affiliate of Rydex) no longer provides investment advisory services to the Fund or until terminated by Rydex or the Fund. Repurchase Fees, if any, received by the Fund in connection with repurchases of Shares will be deemed to offset Fund expenses for purposes of the Expense Limitation. Thus, the Fund's ordinary operating expenses may exceed the Expense Limitation by an amount equal to the amount of repurchase fee the Fund receives.

ADMINISTRATION AGREEMENT

                  Pursuant to the terms of an administration agreement (the "Administration Agreement"), Rydex also provides certain administrative services to the Fund, including, among others: fund accounting and investor accounting, providing office space and other support services and personnel as necessary to provide such services to the Fund; supervising the entities retained by the Fund to provide accounting services, investor services and custody services; handling shareholder inquiries regarding the Fund, including but not limited to questions concerning their investments in the Fund; preparing or assisting in the preparation of various reports, communications and regulatory filings of the Fund; assisting in the review of investor applications; monitoring the Fund's compliance with Federal and state regulatory requirements; coordinating and organizing meetings of the Board and meetings of Shares and preparing related materials; and maintaining and preserving certain books and records of the Fund.

                  In consideration for these services, the Fund pays Rydex a fee computed and paid monthly in advance at the annual rate of 0.20% of the value of the Fund's net assets, determined as of the beginning of each month (the "Administration Fee"). Following Albert P. Viragh's death in December, 2003, the Administration Agreement (the "Old Agreement")was terminated pursuant to relevant provisions of the 1940 Act. During the period between the termination of the Old Agreement and the approval of the new Administration Agreement (the "New Agreement") by shareholders, the Fund and Rydex operated under an interim Administration Agreement. The Interim Administration Agreement had the same terms as the Old Agreement. Shareholders approved the New Agreement at a shareholder meeting held on April 30, 2004. The New Agreement is identical in all material respects - including fees - to the Old Agreement.

                  Rydex has entered into an agreement with Forum Administrative Services, LLC and Forum Accounting Services, LLC (collectively, the "Sub-Administrator") to provide certain of the foregoing administrative services at Rydex's expense. For these services, Rydex, at its own expense, pays the Sub-Administrator a monthly fee at the annual rate of 0.20% on the first $50 million of the Fund's monthly net assets, 0.15% on the Fund's monthly net assets between $50 million and $100 million, 0.10% on the Funds' monthly net assets between $100 million and $200 million, and 0.05% on the Fund's monthly net assets over $200 million. Such fee is subject to a $100,000 per year minimum.

TRANSFER AGENT SERVICES

                  Forum Shareholder Services, LLC ("Forum") serves as the Fund's transfer agent pursuant to a transfer agency agreement with the Fund. The principal business address of Forum is Two Portland Square, Portland, ME 04101.

OTHER AGREEMENTS

                  Rydex has entered into a licensing agreement with PlusFunds Group Inc. ("PlusFunds") to obtain the right to offer shares of a registered investment company that is designed to track the Index and to use certain marks related to the Index. The licensing agreement also provides that PlusFunds will provide Rydex with reports, compilations, and other data related to the Portfolio funds that will facilitate Rydex's management of the Fund. Fees payable to PlusFunds under this agreement are paid by Rydex and not by the Fund.

FUND EXPENSES

                  The Fund will bear all costs and expenses incurred in its business and operations other than those specifically required to be borne by Rydex pursuant to the Investment Advisory Agreement. Costs and expenses borne by the Fund include, but are not limited to, the following:

                  o all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Portfolio Funds;

                  o all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with, any applicable Federal and state laws;

                  o all costs and expenses associated with the organization and operation of separate investment funds managed by Portfolio Managers retained by the Fund;

                  o        the costs and  expenses  of holding  meetings  of the
                           Board and any meetings of Shareholders, including costs associated with the preparation and dissemination of proxy materials;

                  o the fees and expenses of the Fund's independent registered public accountants, legal counsel and other consultants and professionals engaged on behalf of the Fund;

                  o        the Advisory Fee;

                  o        the Administration Fee;

                  o        the fees  payable to the Fund's  custodian,  transfer
                           agent  and   other   persons   providing   additional
                           administrative services to the Fund;

                  o the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board;

                  o        all costs and expenses of preparing, setting in type,
                           printing   and   distributing   reports   and   other
                           communications to Shareholders;

                  o the fees and expenses charged by Portfolio Funds to their investors; and

                  o such other types of expenses as may be approved by the Board.


                  As noted above, the Fund will indirectly bear fees and expenses as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance-based allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1%-2.5%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance-based allocations are generally expected to be between 15%-25% of the net capital appreciation in the assets managed by a Portfolio Manager. If the Fund retains a Portfolio Manager to manage a Portfolio Account, the fees or allocations payable to the Portfolio manager may differ from, and could be higher than, those described above. Any such arrangements will be subject to the approval of the Board and Shares.

CODE OF ETHICS

                  The Fund, Rydex and the Distributor each has adopted a joint code of ethics under Rule 17j-1 of the Investment Company Act designed to detect and prevent improper personal trading by its personnel, including investment personnel, that might compete with or otherwise take advantage of the Fund's portfolio transactions. Covered persons under the code of ethics include the Trustees and the officers of Rydex, as well as employees of Rydex having knowledge of the investments and investment intentions of the Fund. The code of ethics permits persons subject to it to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

                  The code of ethics is included as an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The code of ethics is available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                              CONFLICTS OF INTEREST
THE ADVISER

                  Rydex and its affiliates manage the assets of registered investment companies other than the Fund and provide investment advisory services to other accounts ("Rydex Accounts"). The Fund has no interest in these activities. Rydex and its officers or employees who assist in providing services to the Fund will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and other registered investment companies and accounts managed by Rydex or one of its affiliates. Rydex and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

                  As a general matter, Rydex will consider participation by the Fund in all appropriate investment opportunities, and those investment opportunities may also be considered for investment by other Rydex Accounts. There may be circumstances, however, under which Rydex will cause one or more Rydex Accounts to commit a larger percentage of their respective assets to an investment opportunity than Rydex will commit of the Fund's assets. There also may be circumstances under which the Rydex will consider participation by Rydex Accounts in investment opportunities in which Rydex does not intend to invest on behalf of the Fund, or vice versa.

                  Rydex will evaluate for the Fund and for each Rydex Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or a Rydex Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (I.E., size of the obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Rydex Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Rydex Accounts may differ from time to time. In addition, the fees and expenses of the Fund will differ from those of the Rydex Accounts. Accordingly, the future performance of the Fund and the Rydex Accounts will vary.

                  When Rydex determines that it would be appropriate for the Fund and one or more Rydex Accounts to participate in an investment transaction in the same Portfolio Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that Rydex believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Rydex Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and Rydex will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

                  Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by Rydex for the Rydex Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Portfolio Managers with respect to Portfolio Funds) on the combined size of positions that may be taken for the Fund and the Rydex Accounts, thereby limiting the size of the Fund's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Rydex Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a transaction in which it is a "joint participant" (as defined in the Investment Company Act) with the Rydex Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "Other Matters" below.

                  Members, officers, employees and affiliates of Rydex may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by members, officers, employees and affiliates of Rydex, or by Rydex for the Rydex Accounts, that are the same, different or made at a different time than positions taken for the Fund.

OTHER MATTERS

                  Rydex and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except where permitted by law. However, subject to certain conditions imposed by applicable rules under the Investment Company Act, the Fund may effect certain principal transactions in securities with one or more accounts managed by Rydex, except for accounts in which Rydex or any of its affiliates serves as a general partner or certain accounts in which it has a financial interest (other than an interest that results solely from Rydex or one of its affiliates serving as an investment adviser to the account). These transactions would be effected in circumstances where Rydex has determined that it would be appropriate for the Fund to purchase (or sell), and Rydex has determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

                                   TAX ASPECTS
                  This summary of certain aspects of the Federal income tax treatment of the Fund and its Shareholders is based upon the Code, judicial decisions, Treasury Regulations ("Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws. The Fund is actively managed and its investment strategies may be employed without regard to the tax consequences of the Fund's transactions on the Fund's Shares.

                  Each investor should consult its own tax adviser as to the tax consequences of investing in the Fund, including the application of state and local taxes which may be different from the Federal income tax consequences described herein.

TAXATION OF THE FUND

         CLASSIFICATION OF THE FUND AND TAX TREATMENT OF FUND OPERATIONS

                  The Fund intends to qualify to be treated as a regulated investment company ("RIC") under Subchapter M of the Code and will elect to be a RIC on its tax return. To so qualify, the Fund must, among other things, satisfy an income test and a diversification test.

                  To satisfy the income test, at least 90% of the Fund's gross income in each taxable year must consist of dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

                  The Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. For purposes of meeting these diversification requirements, the Fund will test the diversification of its assets in each of two alternative ways: (i) each Portfolio Fund and Portfolio Account treated as a partnership for Federal income tax purposes will be treated as a single issuer and any other Portfolio Account's assets will be treated as if held directly by the Fund; and (ii) the Fund's proportionate share of the assets of each Portfolio Fund and Portfolio Account treated as a partnership for Federal income tax purposes will be treated as if held directly by the Fund.

                  As a RIC, the Fund is not subject to Federal income tax on the portion of its taxable income that it distributes to its shareholders, provided that it distributes at least 90% of its investment company taxable income (generally, its taxable income, less the excess of its long-term capital gains over its short-term capital losses) and 90% of its tax-exempt income, if any, each taxable year. The Fund intends to distribute substantially all of its income and gains to its shareholders each year and also intends to distribute its income and gains in such a way that it will not be subject to the 4% Federal excise tax on certain undistributed amounts. The Fund is required to make distributions regardless of whether it has received distributions relating to its income and gains, and it may borrow for the purpose of meeting such distribution requirements.

                  If for any taxable year the Fund does not qualify for the special Federal income tax treatment afforded RICs, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a RIC in a subsequent year.

TAX TREATMENT OF FUND INVESTMENTS

                  Unless otherwise indicated, references in the following discussion to the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being a member of a Portfolio Fund or investment vehicle established for a Portfolio Account which is treated as a partnership for Federal income tax purposes.

                  IN GENERAL. Subject to the treatment of (i) certain currency exchange gains as ordinary income (see "Currency Fluctuations-'Section 988' Gains or Losses" below), (ii) gains and losses from certain passive foreign investment companies ("PFICs"), as ordinary income and loss (see "Passive Foreign Investment Companies" below), (iii) gains and losses relating to Portfolio Funds and investment vehicles established for Portfolio Accounts that make a "mark-to-market" election, as ordinary income and loss (see "Mark-to-Market Election" below) and (iv) certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (as defined below) may serve to alter the manner in which the Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund.

                  The Fund will realize ordinary income from dividends and accruals of interest on securities. The Fund may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund will also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund. (See also "Market Discount Obligations".) Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss.

                  Gain recognized from certain "conversion transactions" will be treated as ordinary income. Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

                  CURRENCY FLUCTUATIONS-"SECTION 988" GAINS OR LOSSES. To the extent that the Fund's investments are made in securities denominated in a foreign currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the Fund's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of the Fund on the acquisition and disposition of foreign currency (E.G., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

                  As indicated above, the Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as Section 1256 Contracts (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless: (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction; and
(ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

                  SECTION 1256 CONTRACTS. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts and certain options contracts. Under these rules, Section 1256 Contracts held by the Fund at the end of each taxable year of the Fund are treated for Federal income tax purposes as if they were sold by the Fund for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Fund in computing its taxable income for such year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

                  Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations-'Section 988' Gains or Losses.") A Section 1256 Contract does not include any "securities futures contract" or any option on such a contract (See "Certain Securities Futures Contracts").

                  CERTAIN SECURITIES FUTURES CONTRACTS. Generally, a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index. Any gain or loss from the sale or exchange of a securities futures contract (other than a "dealer securities futures contract") is treated as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates has (or would have) in the hands of the Fund. If the underlying security would be a capital asset in the Fund's hands, then gain or loss from the sale or exchange of the securities futures contract would be capital gain or loss. Capital gain or loss from the sale or exchange of a securities futures contract to sell property (i.e., the short side of a securities futures contract) generally will be short term capital gain or loss, unless otherwise characterized pursuant to the straddle rules and short sale rules, if applicable.

                  A "dealer securities futures contract" is treated as a Section 1256 Contract. A "dealer securities futures contract" is a securities futures contract, or an option to enter into such a contract, that (1) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in the contracts and (2) is traded on a qualified board of trade or exchange.

                  STRADDLES AND MIXED STRADDLES. Any option, futures contract, forward foreign currency contract, currency swap or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for Federal income tax purposes. In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (iv) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.

                  The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the Internal Revenue Service (the "Service").

                  SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Fund.

                  Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

                  MARKET DISCOUNT OBLIGATIONS. For each taxable year, Section 1277 of the Code limits the deduction of the portion of any interest expense on indebtedness incurred by the Fund to purchase or carry a security with market discount which exceeds the amount of interest (including original issue discount) includible in the Fund's gross income for such taxable year with respect to such security ("Net Interest Expense"). In any taxable year in which the Fund has Net Interest Expense with respect to a particular security, such Net Interest Expense is not deductible except to the extent that it exceeds the amount of market discount which accrued on the security during the portion of the taxable year during which the Fund held the security. Net Interest Expense which cannot be deducted in a particular taxable year under the rules described above can be carried forward and deducted in the year in which the Fund disposes of the security. Alternatively, at the Fund's election, such Net Interest Expense can be carried forward and deducted in a year prior to the disposition of the security, if any, in which the Fund has net interest income from the security.

                  PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund will invest in shares of one or more foreign corporations that will be classified under the Code as PFICs. Recently enacted legislation will allow the Fund to make an election to "mark to market" its shares of PFICs. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the PFIC shares held by the Fund exceeds the Fund's adjusted basis in these shares. If the Fund's adjusted basis in the shares of a PFIC exceeds the shares' fair market value at the end of a taxable year, the Fund would be entitled to a deduction equal to the lesser of
(a) this excess and (b) its previous income inclusions in respect of such stock under the mark-to-market rules that have not been offset by such deductions. The Fund intends to make this election.

                  TOTAL RETURN SWAPS. As indicated above, the Fund may enter into total return swaps that are designed to replicate the performance of the Portfolio Funds of certain Portfolio Managers. To the extent that the Fund recognizes any long-term capital gain with respect to a total return swap, all or a portion of such gain may be treated as ordinary income under Section 1260 of the Code, if the transaction is treated as a "constructive ownership transaction" for Federal income tax purposes. In addition, an interest charge may also be imposed on the Fund with respect to the income tax liability of the Fund (calculated prior to a deduction for dividend distributions) attributable to the portion of such gain from the swap that is treated as ordinary income under Section 1260.

                  MARK-TO-MARKET ELECTION. One or more of the entities in which the Fund invests may elect to report its income from sales of securities held in connection with such entity's trade or business on a "mark-to-market" basis for Federal income tax purposes. Under this accounting method, securities held by such entity at the end of each taxable year will be treated as if they were sold by such entity for their fair market value on the last day of such taxable year, and gains or losses recognized thereon will be treated as ordinary income or loss. Notwithstanding the foregoing, gain or loss from certain Section 1256 Contracts are not subject to the foregoing election, and will be treated as capital gain or loss (see "Section 1256 Contacts" above).

                  FOREIGN TAXES. It is possible that certain dividends and interest directly or indirectly received by the Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Fund may also be subject to capital gains taxes in some of the foreign countries where it purchases and sells securities. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Fund will directly or indirectly pay since the amount of the Fund's assets to be invested in various countries is not known.

                  If as of the end of the Fund's taxable year, more than 50% of the Fund's assets are represented by foreign securities, then the Fund may file an election with the Service to pass through to shareholders the amount of foreign income taxes paid by the Fund. However, foreign stocks and securities may not represent more than 50% of the value of the Fund's portfolio. If the Fund makes the election, among other things, the Fund will not be allowed a deduction or a credit for foreign taxes it paid, and the amount of such taxes will be treated as a dividend paid to its shareholders.

                  STATE AND LOCAL TAXATION. Depending on the extent of the Fund's activities in states and localities in which its offices are maintained, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities.



TAXATION OF THE SHAREHOLDERS

                  IN GENERAL. The maximum ordinary income tax rate for individuals is 35%, and in general the maximum individual income tax rate for long-term capital gains is 15%. However, the maximum individual long-term capital gains rate generally applicable to sales and exchanges made after December 31, 2008 is currently scheduled to increase to 20%, and the maximum individual ordinary income tax rate is currently scheduled to increase to 39.6% in 2011. In addition, individuals are taxed on certain dividends from U.S. corporations and certain foreign corporations ("Qualified Dividends") at a maximum rate of 15%; such dividends are currently scheduled to be taxed at regular ordinary income rates starting in 2009. In all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits.

                  For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. Capital losses of individuals may be carried forward indefinitely.

                  DISTRIBUTIONS. Distributions to shareholders of the Fund's net investment income (generally, dividends, interest, short-term capital gains and income from strategies with respect to which the Fund makes a "mark-to-market" election, net of expenses) will be taxable as ordinary income to shareholders, except to the extent the Fund receives Qualified Dividends and designates such amounts for individuals shareholders as Qualified Dividends. It appears that an individual shareholder would benefit from the lower tax rate on Qualified Dividends if it holds shares in the Fund at least 61 days during the 120-day period beginning 60 days before the date on which the shareholder becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Additionally, an individual shareholder would not benefit to the extent it is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

                  It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Additionally, a corporate shareholder would not benefit to the extent it is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness.

                  Distributions  of the Fund's net capital gains  (designated as capital gain dividends by the Fund) will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder and are not eligible for the dividends-received deduction. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's adjusted basis in its shares of the Fund, and as a capital gain thereafter (if the shareholder held its shares of the Fund as capital assets).

                  As discussed above (see "Taxation of Fund Operations-Foreign Taxes"), the Fund may not be in a position to pass through to its shareholders the amount of foreign taxes paid by the Fund. If the Fund does make such an election, the shareholders will be informed by the Fund as to their proportionate share of the foreign taxes paid by the Fund, which they will be required to include in their income. Shareholders generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A shareholder that is tax-exempt will not ordinarily benefit from such credit or deduction.

                  Distributions will be taxable in the above-described manner whether they are reinvested in additional shares of the Fund or the shareholder elects to receive such distributions in cash. Shareholders receiving distributions in the form of additional shares will be treated for Federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date.

                  Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at the time includes the amount of the forthcoming distribution, the distribution will nevertheless be taxable to them.

                  All distributions of net investment income and net capital gains, whether received in shares or in cash, must be reported by each shareholder on its Federal income tax return. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to shareholders as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received. Following the end of each calendar year, every shareholder will be sent tax information regarding the distributions made to such shareholder during the calendar year.

                  SALE OR REPURCHASE OF SHARES. A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems its Fund Shares (which includes a repurchase by the Fund of such Shares). A shareholder will generally be subject to taxation based on the difference between its adjusted tax basis in the Shares sold or repurchased and the value of the cash or other property received by such shareholder in payment thereof. A shareholder who receives securities upon redeeming its Shares in the Fund will have a tax basis in such securities equal to their fair market value on the redemption date. Except as provided below, any gain or loss arising from the sale or repurchase of Fund Shares will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will generally be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.

                  If a tendering holder of shares tenders less than all Shares owned by or attributed to such shareholder, and if the distribution to such shareholder does not otherwise qualify as a payment in exchange for stock, the proceeds received will be treated as a taxable dividend, return of capital or capital gain depending on the Fund's earnings and profits and the shareholder's basis in the tendered Shares. Also, if some tendering holders of shares receive taxable dividends, there is a risk that non-tendering holders of shares may be deemed to have received a distribution which may be a taxable dividend in whole or in part.

                  Any loss realized on a sale or redemption of Fund Shares will be disallowed to the extent the shares disposed of are replaced with substantially identical Shares within a period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of Shares in the Fund held for six months or less will be treated for U.S. Federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund Shares. For purposes of determining whether shares in the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

                  DEDUCTIBILITY OF CERTAIN FUND INVESTMENT EXPENDITURES BY NONCORPORATE SHAREHOLDERS. From time to time it is possible that the Fund may not qualify as a "publicly offered regulated investment company." In such case, certain noncorporate shareholders, including individuals, trusts and estates, may be limited as to their ability to deduct certain expenses of the Fund, including the Advisory Fee, which expenses would be treated as miscellaneous itemized deductions subject to limitations on deductibility applicable to such shareholders. A "publicly offered regulated investment company" is a RIC whose shares are (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year.

                  CERTAIN U.S. TAX DISCLOSURE REQUIREMENTS. Pursuant to recently issued Regulations directed at tax shelter activity, taxpayers are required to disclose to the Service certain information on Form 8886 if they participate in a "reportable transaction." A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in Fund shares.

                  BACKUP WITHHOLDING. Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a "backup withholding" tax with respect to dividends, distributions from net realized long-term capital gains and the proceeds of any redemption paid to a shareholder if such shareholder fails to certify on IRS Form W-9, Form W-8BEN or other applicable form either that the Taxpayer Identification Number ("TIN") furnished to the Fund is correct or that such shareholder has not received notice from the Service of being subject to backup withholding. Furthermore, the Service may notify the Fund to institute backup withholding if the Service determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividends or interest on a Federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return. The backup withholding rate is 28%; the rate is currently scheduled to increase to 31% in 2011.

                              ERISA CONSIDERATIONS
                  Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction provisions of
Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

                  ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in prohibited transactions and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects" and "Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether making such an investment is consistent with its or his fiduciary responsibilities and the DOL's regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

                  Because the Fund is registered as an investment company under the Investment Company Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, neither Rydex nor any of the Trustees will be fiduciaries within the meaning of ERISA by reason of their authority with respect to the Fund.

                  A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Benefit Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest in the Fund was made with appropriate consideration of the relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

                  Certain prospective Benefit Plan Shareholders may currently maintain relationships with Rydex or the Trustees or their affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Benefit Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Benefit Plan Shareholders should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA and/or the Code. Fiduciaries of ERISA or Benefit Plan Shareholders will be required to represent that the decision to invest in the Fund was made by them as fiduciaries independent of Rydex, the Trustees or their affiliates, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of Rydex, Trustees or their affiliates, as a primary basis for the decision to invest in the Fund.

                  The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Shareholders should consult their legal advisers regarding the consequences under ERISA and the Code relevant to the acquisition and ownership of Shares.

                                    BROKERAGE

                  Each Portfolio Manager is responsible for selection of brokers to execute the Fund's portfolio transactions. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

                  In selecting brokers and dealers to execute transactions on behalf of a Portfolio Fund or Portfolio Account, each Portfolio Manager generally will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that each Portfolio Manager generally will seek reasonably competitive commission rates, a Portfolio Manager will not necessarily pay the lowest commission available on each transaction. The Portfolio Managers typically will have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Portfolio Managers with respect to Portfolio Funds may vary and will be governed by each Portfolio Fund's organizational documents.

                  Consistent  with the  principle  of  seeking  best  price  and execution,  a  Portfolio  Manager  may  place  orders  for a  Portfolio  Fund or
Portfolio Account with brokers that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers  or  sellers of  securities,  and  furnishing  analyses  and  reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the
Portfolio Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Managers or their affiliates in providing services to clients other than the Portfolio Funds and the Portfolio Accounts they manage. In addition, not all of the supplemental information is necessarily used by a Portfolio Manager in connection with the Portfolio Fund or Portfolio Account it manages. Conversely, the information provided to a Portfolio Manager by brokers and dealers through which other clients of the Portfolio Manager or its affiliates effect securities transactions may be useful to the Portfolio Manager in providing services to the Portfolio Fund or a Portfolio Account.

                  It is anticipated that Portfolio Managers (including each Portfolio Manager retained to manage a Portfolio Account) generally will follow brokerage placement practices similar to those described above. The brokerage placement practices described above will also be followed by Rydex to the extent it places transactions for the Fund. However, certain Portfolio Managers (other than those managing Portfolio Accounts) may have policies that permit the use of brokerage commissions of a Portfolio Fund to obtain products or services that are not research related and that may benefit the Portfolio Manager.

                               VALUATION OF ASSETS

                  The Fund's net asset value per Share is computed by subtracting the Fund's liabilities from the value of its assets and then dividing the result by the number of shares of the Fund then outstanding. Net asset value per Share will be rounded up or down to the nearest cent.

                  The Fund currently computes its net asset value twice monthly as of the close of regular trading (generally 4:00 p.m. New York time) on (i) the second to last day and (ii) the last day of the month that the New York Stock Exchange is open for business. The Fund may determine to compute its net asset value more frequently. Securities owned by the Fund will be valued at current market prices. If reliable market prices are unavailable, securities will be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

                  The Board has approved procedures pursuant to which the Fund will value its investments in Portfolio Funds at fair value. In accordance with these procedures, fair value of these investments ordinarily will be the value determined as of the end of the day of such valuation by the Portfolio Funds or their agents in accordance with the Portfolio Funds' valuation policies and as reported to the Fund.

                  As a general matter, the fair value of the Fund's interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In this regard, the value of an interest in: (A) a Portfolio Fund the performance of which is reflected in the Index is determined based on information provided by PlusFunds Group Inc. ("PlusFunds") and Derivatives Portfolio Management L.L.C. ("DPM"), the manager and administrator of those Portfolio Funds, respectively, which is determined by them using valuation procedures and methodologies that are periodically reviewed by the Fund. PlusFunds and DPM base the valuations of exchange-traded Portfolio Fund assets upon the published market prices of those assets. With respect to non-exchange-traded or illiquid assets of those Portfolio Funds, the value of assets is determined by independent pricing services or broker-dealers selected by DPM or PlusFunds; or (B) a Portfolio Fund the performance of which is not included in the Index is determined based on information provided by the relevant service provider of each such Portfolio Fund, determined in accordance with that service provider's valuation procedures and methodology, which is periodically reviewed by the Fund. The Fund attempts to confirm the accuracy of each such Portfolio Fund's monthly (or more frequent) valuation using various means, including: correlating the reported valuation with strategy specific benchmarks that the Fund believes correlate with the Portfolio Fund's strategy; discussing monthly with Portfolio Managers their Portfolio Funds' values; reviewing semi-annually Portfolio Funds' portfolio positions; analyzing audited financial statements of Portfolio Funds; and correlating Portfolio Fund reported investment positions with Portfolio Managers' public filings, if any.

                  In the unlikely event that a Portfolio Fund does not report a value to the Fund on a timely basis, the Fund would determine the fair value of its interest in that Portfolio Fund based on the most recent value reported to the Fund, as well as any other relevant information available at the time the Fund values its assets. The Board has determined that any values of interests in Portfolio Funds reported as "estimated" or "final" values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available, or the fair value of such securities as of the Fund's valuation date.

                  Before investing in any Portfolio Fund, Rydex will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that Rydex reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that Rydex will periodically review the valuations of interests in Portfolio Funds provided to the Fund, neither Rydex nor the Board will be able to confirm independently the accuracy of valuations of such interests provided by Portfolio Funds (which are unaudited, except for year-end valuations).

                  The Fund's valuation procedures require Rydex to consider all relevant information available at the time the Fund values its assets. Rydex or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Fund does not represent the fair value of the Fund's interests in the Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

                  The valuations  reported by Portfolio Funds,  based upon which the Fund calculates its net asset value, may be subject to later adjustment based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the independent auditors of the Portfolio Funds and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time those adjustments or revisions occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of repurchase proceeds of the Fund received by shareholders who had their shares repurchased prior to such adjustments or revisions and previously received their repurchase proceeds. As a result, to the extent that subsequently adjusted valuations of Portfolio Funds or revisions to the net asset value of a Portfolio Fund adversely affect the Fund's net asset value, the outstanding shares of the Fund will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value per share higher than the adjusted amount. Conversely, any increases in the net asset value per share resulting from such subsequently adjusted valuations will benefit the shareholders who did not have their Shares of the Fund repurchased on a prior date and will be to the detriment of shareholders who previously had their Shares repurchased at a net asset value per share lower than the adjusted amount. The same principles apply to the purchase of Shares and new Shares may be affected in a similar way.

                  If Portfolio Managers are engaged to manage Portfolio Accounts, or if the Company holds any securities other than interests in Investment Funds, the Fund will value the portfolio securities of the Portfolio Accounts or held by the Fund as follows:

                  Domestic exchange traded and NASDAQ listed equity securities (other than options) will be valued at their last composite sale prices as reported on the exchanges where those securities are traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Listed options and futures contracts will be valued at their bid prices (or ask prices in the case of listed options held short) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

                  Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Board will periodically monitor the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board to represent fair value.

                  If in the view of Rydex, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, Rydex may request the Valuation Committee to instead adopt procedures to value the security at fair value. In any such situation, the Valuation Committee will consider the recommendation of Rydex, and, if it determines in good faith that an override of the value assigned to the security under the procedures described above is warranted, will adopt procedures for purposes of determining the fair value of the security.

                  All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

                  Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the Board's judgments regarding appropriate valuations should prove incorrect.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

                  As of November 11, 2003 PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of the Fund. Its principal business address is 250 West Pratt Street, Suite 2100, Baltimore, Maryland 21201.

                  Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund. The firm also serves as legal counsel to Rydex and their affiliates with respect to certain matters.

                                    CUSTODIAN

                  Forum Trust, LLC (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians and securities depositories approved by the Board. The principal business address of the Custodian is Two Portland Square, Portland, Maine 04101.

                         PRINCIPAL HOLDERS OF SECURITIES


As of July 19, 2004 the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.

----------------------------------------------------------------------------------------------------------------------
             FUND                         SHARES                     PERCENTAGE                NAME AND ADDRESS
----------------------------------------------------------------------------------------------------------------------
Rydex Capital Partners SPhinX            96,590.36                      5.62%              RHD Partners LLP Suntrust
             Fund                                                                              Custodian FBO 303
                                                                                            Peachtree Street Suite
                                                                                               1400 Atlanta, GA
                                                                                                 30348-105870
----------------------------------------------------------------------------------------------------------------------

                                   FISCAL YEAR

        The Fund's fiscal year is the 12-month period ending on March 31.


                       FUND ADVERTISING AND SALES MATERIAL

                  Advertisements and sales literature relating to the Fund and reports to Shareholders may include quotations of investment performance. In these materials, the Fund's performance normally will be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund's investment performance.

                  The Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

                  Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, including data and materials prepared by recognized sources of such information, may also be used. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and other indices. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

                                  PROXY VOTING

                  A copy of the Fund's proxy voting procedures adopted on behalf of the Fund are included in Appendix A. Beginning August 31, 2004, information regarding how the Fund voted such proxies relating to portfolio securities during the twelve-month period ending June 30, 2004 will be available (1) without charge, upon request, by calling 888-59RYDEX (888-597-9339) and (2) on the SEC's web site at http://www.sec.gov.

                  Generally, the Fund does not invest in securities that have voting rights and did not receive or vote on any proxies relating to the Fund's portfolio securities for the twelve-month period ended June 30, 2004.

                              FINANCIAL STATEMENTS

                  The Trust's financial statements for the period ended March 31, 2004, including notes thereto and the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI. A copy of the Trust's Annual Reports to Shareholders must accompany the delivery of this Statement of Additional Information.

                                   APPENDIX A

                               RYDEX INVESTMENTS

                      PROXY VOTING POLICIES AND PROCEDURES

I.       Introduction



         PADCO Advisors, Inc., PADCO Advisors II, Inc. and their investment adviser affiliates, together doing business as Rydex Investments, generally is responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:


 o Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;


o Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and


o Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.


II.      PROXY VOTING POLICIES AND PROCEDURES



         A.       Proxy Voting Policies



                  Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

         The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III, below.



         B.       Proxy Voting Procedures



                  Rydex Investments utilizes the services of an outside proxy voting firm, Investor Responsibility Research Center, Inc. ("IRRC"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, IRRC will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with IRRC, Rydex Investments has agreed to:


 o provide IRRC with a copy of the Guidelines and to inform IRRC promptly of any changes to the Guidelines;


o deliver to IRRC, on a timely basis, all documents, information and materials necessary to enable IRRC to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to IRRC a power of attorney with respect to the services to be provided hereunder and providing IRRC on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by IRRC of its duties);


o provide IRRC with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and


o coordinate with IRRC with respect to the classification of a proxy items for the treatment of items not clearly defined under the Guidelines.


III.     Resolving Potential Conflicts of Interest

         The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

 o managing a pension plan for a company whose management is soliciting proxies;


o        significant   business   relationship  -  having  a  material  business
         relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast;


o significant personal/family relationship - Rydex Investments, its employees or affiliates have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.



         To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interests, if a potential conflict of interest exists Rydex Investments will instruct IRRC to vote in accordance with the established Guidelines. In the absence of established Guidelines (E.G., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:


o REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.


o OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (I.E., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).


o USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as IRRC or a similar entity (or to have the third party vote such proxies).


o USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.      SECURITIES SUBJECT TO LENDING ARRANGEMENTS



         For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients' custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.



V.       SPECIAL ISSUES WITH VOTING FOREIGN PROXIES



         Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.


VI.      ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD



         Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or IRRC as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:


         (i)     The name of the issuer of the portfolio security;

         (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

         (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

         (iv)    The shareholder meeting date;

         (v)     A brief identification of the matter voted on;

         (vi) Whether the matter was proposed by the issuer or by a security holder;

         (vii) Whether Rydex Investments (or IRRC as its agent) cast the client's vote on the matter;

         (viii) How Rydex Investments (or IRRC as its agent) cast the client's vote (E.G., for or against proposal, or abstain; for or withhold regarding election of directors); and

         (ix) Whether Rydex Investments (or IRRC as its agent) cast the client's vote for or against management.



VII.     DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION



         On or before August 6, 2003, Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex
Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.



         Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.



         If approved by the client, this policy and any requested records may be provided electronically.

VIII.    RECORDKEEPING



         Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:


(i)               A copy of this Policy;

(ii)              Proxy Statements received regarding client securities;

(iii)             Records of votes cast on behalf of clients;

(iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

(v)               Records of client requests for proxy voting information.




         With respect to Rydex Investments' Fund clients, the Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.



         Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as IRRC, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES


         Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (E.G., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS

A.  Director Nominees in Uncontested Elections                                  Vote With Mgt.
B.  Chairman and CEO is the Same Person                                         Vote With Mgt.
C.  Majority of Independent Directors                                           Vote With Mgt.
D.  Stock Ownership Requirements                                                Vote With Mgt.
E.  Limit Tenure of Outside Directors                                           Vote With Mgt.
F.  Director and Officer Indemnification and Liability Protection               Vote With Mgt.
G.  Eliminate or Restrict Charitable Contributions                              Vote With Mgt.


PROXY CONTESTS

A.  Voting for Director Nominees in Contested Election                          Vote With Mgt.
B.  Reimburse Proxy Solicitation                                                Vote With Mgt.


AUDITORS

A.  Ratifying Auditors                                                          Vote With Mgt.


PROXY CONTEST DEFENSES

A.  Board Structure - Classified Board                                          Vote With Mgt.
B.  Cumulative Voting                                                           Vote With Mgt.
C.  Shareholder Ability to Call Special Meetings                                Vote With Mgt.


TENDER OFFER DEFENSES

A.  Submit Poison Pill for shareholder ratification                             Case-by-Case
B.  Fair Price Provisions                                                       Vote With Mgt.
C.  Supermajority Shareholder Vote Requirement                                  Vote With Mgt.
    To Amend the Charter or Bylaws
D.  Supermajority Shareholder Vote Requirement                                  Vote With Mgt.



MISCELLANEOUS GOVERNANCE PROVISIONS


A.  Confidential Voting                                                         Vote With Mgt.
B.  Equal Access                                                                Vote With Mgt.
C.  Bundled Proposals                                                           Vote With Mgt.

CAPITAL STRUCTURE

A.  Common Stock Authorization                                                  Vote With Mgt.
B.  Stock Splits                                                                Vote With Mgt.
C.  Reverse Stock Splits                                                        Vote With Mgt.
D.  Preemptive Rights                                                           Vote With Mgt.
E.  Share Repurchase Programs                                                   Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A.  Shareholder Proposals to Limit Executive and Directors Pay                  Case-by-Case
B.  Shareholder Ratification of Golden and Tin Parachutes                       Vote With Mgt.
C.  Employee Stock Ownership Plans                                              Vote With Mgt.
D.  401(k) Employee Benefit Plans                                               Vote With Mgt.

STATE OF INCORPORATION

A.  Voting on State Takeover Plans                                              Vote With Mgt.
B.  Voting on Reincorporation Proposals                                         Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A.  Mergers and Acquisitions                                                    Case-by-Case
B.  Corporate Restructuring                                                     Vote With Mgt.
C.  Spin-Offs                                                                   Vote With Mgt.
D.  Liquidations                                                                Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A.  Issues with Social/Moral Implications                                       Vote With Mgt.

                                     - 49 -